Exhibit 99.01

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of March, 2019, by and among Global Digital Solutions, Inc. a New Jersey corporation (the “Buyer”) and Gary Ball an individual doing business as HarmAlarm (the “Company”) and Gary Ball (“Ball”).

Recitals

A.           Buyer desires to purchase certain of the Company’s assets as set forth herein.

B.           The Company desires to sell and Buyer desires to purchase such assets upon the terms and subject to the conditions set forth herein.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties agree as follows:

ARTICLE I. - SALE AND PURCHASE OF ASSETS

1.1.           Sale and Purchase of Assets.

(a)           On the terms and subject to the conditions of this Agreement, the Company hereby sells, conveys, assigns, transfers and delivers to Buyer, and Buyer hereby purchases, acquires and accepts delivery of; (i) those assets specifically listed on Schedule 1.1(a); (ii)all proprietary knowledge, trade secrets, confidential information domain names, including computer software and licenses (whether secret or not), methods, together with all other Intangible Rights Used in connection with the Company’s business; (iii) its permits and other authorizations of governmental authorities (iv) third party licenses, telephone numbers, fax numbers customer lists, vendor lists, referral lists and contracts, advertising materials and data, restrictive covenants, chooses in action and similar obligations owing to the Company, together with all books, operating data and records (including financial, accounting and credit records), files, papers, records and other data of the Company; and (v) all rights of the Company in and to all tradenames, trademarks and slogans used in its business, all variants thereof and all goodwill associated therewith; and

 (b)           It is specifically understood and agreed by the parties hereto that Buyer is acquiring, and Company is selling, all of the tangible and intangible assets attributable to or used by the Company in its business. The aforesaid assets and properties to be transferred to the Buyer hereunder are hereinafter collectively referred to as the “Assets.”

(b)           Conveyance Free of Liens. The Company represents, warrants and covenants that good, valid and marketable title to all of the Assets is being transferred, conveyed, assigned and delivered by the Company to Buyer free and clear of any and all liens, encumbrances, mortgages, security interests, pledges, claims, equities and other restrictions or charges of any kind or nature whatsoever.

1.2.             Payment for Assets. The “Purchase Price” for the Assets to be paid at Closing shall be (i) five million two hundred thousand (5,000,000) shares of the Buyer’s publicly traded common stock, and (ii) any profits generated post-closing by the Assets conveyed will be distributed as follows: 50.1% to GDSI; 48.4% to Gary Ball: 1.5% to Bob Schneider.

1.4.            Financing. GDSI will use its best efforts to secure funding of $2,000,000 USD to be used for operations of the various subsidiaries.

1.3             Closing Deliveries.

(i)       Deliveries by the Company and the Seller. Upon the terms contained herein, at or prior to the Closing, the Company and the Ball shall deliver to Buyer an “Consulting Agreement”, duly executed by the Buyer attached hereto as Exhibit A; and

(ii)      Deliveries by the Buyer. Upon the terms contained herein, at the Closing, the Buyer shall pay the Purchase Price as provided in Section 1.2 and the Consulting Agreement;

ARTICLE II. - REPRESENTATIONS AND WARRANTIES OF BALLAND THE COMPANY

Ball and the Company respectively, hereby jointly and severally represent and warrant to Buyer that the statements contained in this Section 2 are correct and complete as of the date of this Agreement.

2.1.           Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by the Company and Ball. Ball and the Company each have all requisite power and legal capacity to execute and deliver this Agreement and all “Collateral Agreements” executed and delivered or to be executed and delivered in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby and by the Collateral Agreements, and to perform their respective obligations hereunder and under the Collateral Agreements. This Agreement and each Collateral Agreement to which Ball and/or the Company are a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

2.2.           No Company Defaults or Consents. Neither the execution and delivery of this Agreement, nor the carrying out of any of the transactions contemplated hereby, will:

(i)           violate any Legal Requirements applicable to the Company;

(iii)        violate, conflict with, result in a breach of, constitute a default under (whether with or without notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any Contract or Permit binding upon or applicable to the Company;

(iv)           result in the creation of any lien, charge or other encumbrance on any Assets of the Company; or

(v)           require either of Ball or the Company to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any “Governmental Authority”.

2.3.           No Proceedings. No suit, action or other proceeding is pending or, to the knowledge of any of Ball or the Company, threatened before any Governmental Authority seeking to restrain the Company or prohibit its entry into this Agreement or prohibit the consummation of the transactions contemplated hereby, or seeking Damages against the Company or its Assets as a result of the consummation of the transactions contemplated hereby.

2.4.           Compliance with Laws. To the best knowledge of the Company and Ball, the Company is and has been in compliance in all respects with any and all Legal Requirements applicable to the Company, other than failures to so comply that would not have an adverse effect on the business, operations, prospects, Assets or financial condition of the Company.

2.5.           Litigation. Except as otherwise set forth in Schedule 2.5, there are no claims, actions, suits, investigations or proceedings against the Company pending or, to the best knowledge of the Company and Ball, threatened in any court or before or by any Governmental Authority that might have an adverse effect (whether covered by insurance or not) on the business, operations, prospects, Assets or financial condition of the Company and there is no basis for any such claim, action, suit, investigation or proceeding.

2.6.           Commitments

(a)           Schedule 2.6(a) sets forth a true and correct listing of each material Company Contract, whether written or oral, including each of the following:

(i)           any Contract that cannot by its terms be terminated by the Company with thirty (30) days or less notice without penalty or whose term continues beyond one (1) year after the date of this Agreement;

(ii)           any Contract or commitment for capital expenditures by the Company in excess of Five Thousand Dollars ($1,000.00);

(iii)           any lease or license with respect to any Assets, real or personal, whether as landlord, tenant, licensor or licensee;

(iv)           any agreement, contract, indenture or other instrument relating to the borrowing of money or the guarantee of any obligation or the deferred payment of the purchase price of any Assets;

(v)           any agreement for the sale of any assets that in the aggregate have a net book value on the Company’s books of greater than Five Thousand Dollars ($5,000.00); and

(vi)           any agreement that purports to limit the Company’s freedom to compete freely in any line of business or in any geographic area.

 (b)           All of the Contracts listed or required to be listed in Schedule 2.6(a) are valid, binding and in full force and effect, and the Company has not been notified or advised by any party thereto of such party’s intention or desire to terminate or modify any such Contract in any respect.

2.7.           Intellectual Property.

(a)           Schedule 2.7(a) sets forth a true and complete list of all (i) registered United States trademarks and patents as well as applications, copyrights and copyright applications and other Intellectual Property (as hereinafter defined), in each case owned by the Company and material to the business of the Company (“Company Owned Intellectual Property”), (ii) licenses for any software licensed to the Company or by the Company to a third party (as hereinafter defined), in each case that are material to the business of the Company (“Company Licensed Intellectual Property”), and (iii) all software and Intellectual Property that is licensed by the Company to a third party (“Third Party Licensed Intellectual Property”).

(b)           To the knowledge of Ball, the conduct of the business of the Company as currently conducted does not infringe or misappropriate the Intellectual Property rights of any third party, and no claim has been asserted against the Company that the conduct of the business of the Company as currently conducted infringes or may infringe or misappropriate the Intellectual Property rights of any third party.

(c)           With respect to each item of the Company Owned Intellectual Property, the Company is the sole owner of the entire right, title and interest in and to such Intellectual Property and without limitation of the foregoing is entitled to use such Intellectual Property in the continued operation of its business.

(d)           With respect to each item of Company Licensed Intellectual Property, the Company has the right to use such Company Licensed Intellectual Property in the continued operation of its business in accordance with the terms of the license agreement governing such Company Licensed Intellectual Property.

(e)           To the knowledge of Ball, the Company Owned Intellectual Property is valid and enforceable, and has not been adjudged invalid or unenforceable in whole or part.

(f)           To the knowledge of Ball, no person is engaging in any activity that infringes upon the Company Owned Intellectual Property.

(g)           To the knowledge of Ball, each license of the Company Licensed Intellectual Property and Third Party Licensed Intellectual Property is valid and enforceable, is binding on all parties to such license, and is in full force and effect.

(h)           To the knowledge of Ball, neither party to any license of the Company Licensed Intellectual Property nor any Third Party Licensed Intellectual Property is in breach thereof or default thereunder.

“Intellectual Property” means (i) patents, patent applications and statutory invention registrations, in each case in the United States and all other countries, (ii) any trademarks, service marks, trade dress, logos, trade names, corporate names, and other source identifiers, including any registrations and applications for registration of any of the foregoing in the United States and any foreign country, (iii) all rights under the copyright laws of the United States and all other countries, including, without limitations, all copyrightable works copyrights, and registrations and applications for registration thereof, and (iv) all confidential and proprietary information, including trade secrets and know-how.

2.8.
Consents.

Except as set forth in Schedule 2.8, no consent, approval or authorization of, or exemption by, or filing with, any governmental authority or third party is required to be obtained or made by Ball, the Company in connection with the execution, delivery and performance by Ball of this Agreement or the taking by Ball of any other action contemplated hereby.

2.9.           Other Information. The information furnished by Ball and the Company to Buyer pursuant to this Agreement (including, information contained in the exhibits hereto, the Schedules identified herein, the instruments referred to in such Schedules and the certificates and other documents to be executed or delivered pursuant hereto by Ball and/or the Company) is not false or misleading in any material respect, or contains any misstatement of material fact, or omits to state any material fact required to be stated in order to make the statements therein not misleading.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to the Company and Ball that the statements contained in this Section 3 are correct and complete as of the date of this Agreement.

3.1.           Corporate Existence and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has the corporate power to own, manage, lease and hold its properties and to carry on its business as and where such properties are presently located and such business is presently conducted.

3.2.           Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by Buyer and Buyer has all requisite corporate power and legal capacity to execute and deliver this Agreement and all Collateral Agreements executed and delivered or to be executed and delivered by Buyer in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby and by the Collateral Agreements, and to perform its obligations hereunder and under the Collateral Agreements. The execution and delivery of this Agreement and the Collateral Agreements and the performance of the transactions contemplated hereby and thereby has been duly and validly authorized and approved by all corporate action necessary on behalf of Buyer. This Agreement and each Collateral Agreement to which Buyer is a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

 3.3.           No Default or Consents. Neither the execution and delivery of this Agreement, nor the carrying out of the transactions contemplated hereby, will:

(i)           violate or conflict with any of the terms, conditions or provisions of Buyer’s charter documents or bylaws; or

(ii)           violate any Legal Requirements applicable to Buyer;

3.4.           No Proceedings. No suit, action or other proceeding is pending or, to Buyer’s knowledge, threatened before any Governmental Authority seeking to restrain Buyer or prohibit its entry into this Agreement or prohibit the consummation of the transactions contemplated hereby, or seeking Damages against Buyer or its properties as a result of the consummation of the transactions contemplated hereby.

ARTICLE IV. - CONDITIONS TO BUYER’S OBLIGATIONS

The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

4.1.           Representations, Warranties and Covenants of Ball. Ball shall have complied in all material respects with their agreements and covenants contained herein to be performed on or prior to the Closing Date, and the representations and warranties of Ball contained herein in the aggregate shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except (a) as otherwise contemplated hereby, and (b) to the extent that any such representations and warranties were made as of a specified date and as to such representations and warranties the same shall continue on the Closing Date to have been true in all material respects as of the specified date. For purposes of the preceding sentence, specific material adverse effect and materiality qualifiers contained in individual representations and warranties shall be disregarded.

4.2.           No Prohibition. No statute, rule or regulation or order of any court or administrative agency shall be in effect that prohibits Buyer from consummating the transactions contemplated hereby.

4.3.           Consents. All other consents, approvals, authorizations, exemptions and waivers from governmental agencies and third parties that are reasonably required for the consummation of the transactions contemplated hereby, including those listed on Schedule 2.8, shall have been obtained in form and substance reasonably satisfactory to the Buyer.

4.4.           No Material Adverse Change. Since, the Company has not suffered any material adverse change in the business, assets, liabilities, and results of operations or prospects of the Company.

ARTICLE V. - CONDITIONS TO BALL’S OBLIGATIONS

The obligation of Ball to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction (or waiver) on or prior to the Closing Date of all of the following conditions:

5.1.           Representations, Warranties and Covenants of Buyer. Buyer shall have complied in all material respects with its agreements and covenants contained herein to be performed on or prior to the Closing Date, and the representations and warranties of Buyer contained herein in the aggregate shall be true in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date, except (a) as otherwise contemplated hereby, and (b) to the extent that any such representations and warranties were made as of a specified date and as to such representations and warranties the same shall continue on the Closing Date to have been true in all material respects as of the specified date. For purposes of the preceding sentence, specific material adverse effect and materiality qualifiers contained in individual representations and warranties shall be disregarded.

5.2.           No Prohibition. No statute, rule or regulation or order of any court or administrative agency shall be in effect that prohibits Ball from consummating the transactions contemplated hereby.

5.3.           Collateral Agreements. The execution of delivery of the Employment and Non- Compete Agreement.

5.4           Consents. All other consents, approvals, authorizations, exemptions and waivers from governmental agencies and third parties that are reasonably required for the consummation of the transactions contemplated hereby shall have been obtained in form and substance reasonably satisfactory to Ball

ARTICLE VI. - POST-CLOSING OBLIGATIONS

6.1.           Further Assurances. Following the Closing, the Company, Ball and Buyer shall execute and deliver such documents, and take such other action, as shall be reasonably requested by any other party hereto to carry out the transactions contemplated by this Agreement.

6.2.           Publicity. None of the parties hereto shall issue or make, or cause to have issued or made, any public release or announcement concerning this Agreement or the transactions contemplated hereby, without the advance approval in writing of the form and substance thereof by each of the other parties, except as required by law (in which case, so far as possible, there shall be consultation among the parties prior to such announcement), and the parties shall endeavor jointly to agree on the text of any announcement or circular so approved or required.

6.3           Post-Closing Indemnities.

(a)           The representations and warranties of the Company and Ball from and after the date hereof shall continue indefinitely, subject only to applicable statute of limitations, or in any agreement or other document executed at or prior to the date hereof.

(b)           The Company and Ball shall, jointly and severally indemnify and hold harmless Buyer and its directors, officers and employees for, from and against any and all Damages arising out of, resulting from or in any way related to (i) a breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants and agreements made by Ball and/or the Company in this Agreement or in any document or certificate delivered by Ball and/or the Company pursuant hereto, (ii) the occurrence of any event on or prior to the date hereof that is (or would be, but for any deductible thereunder) covered by individual policies of insurance, blanket insurance policies or self-insurance programs maintained by the Company, (iii) the existence of any liabilities or obligations and with respect to any and all liabilities, losses, damages (including special and punitive damages and all obligations and liabilities in respect of suits, proceedings, demands, judgments, costs and expenses, including the reasonable fees and disbursements of counsel and experts), whether arising from any breach, warranty, misrepresentation or omission or failure to perform and agreement or covenant of the Company or Ball and/or (iv) any infringement claims based upon the Buyer’s use of the patents and/or trademarks assigned hereunder. Any payment made to Buyer contained herein or therein or from a claim brought by a third party, or whether they constitute breach of contract damages by reason of a breach of a covenant, obligation or undertaking made hereunder (collectively, "Losses"), related to or arising directly or indirectly out of or resulting from any of the following:

(i)           Any inaccuracy or defect in any representation or warranty made by the Company or Ball pursuant to the indemnification in this Agreement or any Collateral Agreement; or

(ii)           Any breach by the Company or Ball of any covenant (including covenants involving indemnification), obligation or undertaking made by the Company and Ball under this Agreement or any Collateral Agreement.

(c)           Buyer agrees to indemnify, protect, defend and hold the Company and its Ball harmless for, from and against and with respect to any and all Losses related to or arising directly or indirectly out of any of the following:

(i)           Any inaccuracy or defect in any representation or warranty made by Buyer in this Agreement or any Collateral Agreement; or

(ii)           Any breach by Buyer of any covenant (including covenants involving indemnification), obligation or undertaking made by Buyer under this Agreement or any Collateral Agreement.

(d)           Any party (the "Aggrieved") may assert a right of indemnification against any other party (the "Indemnitor") in connection with any third party's actions, suit, proceeding, demand or claim at any time instituted against or made upon the Aggrieved which may result in Losses to the Aggrieved (a "Claim"). In such event, the Aggrieved shall notify the Indemnitor of such Claim and of the Aggrieved’ s claim of indemnification with respect thereto, provided that failure by the Aggrieved to give such notice shall not relieve the Indemnitor of its obligations under this Section 6.3, except to the extent, if at all, that the Indemnitor shall have been materially prejudiced by such failure to give notice. Upon receipt of such notice from the Aggrieved, the Indemnitor shall be entitled to participate in the defense of such Claim.

(e)           If and only if the Indemnitor confirms in writing that it shall indemnify the Aggrieved with respect to such Claim and posts a bond, insurance policy or other adequate security for the amount of such Claim, the Indemnitor may assume the defense of such compromise and settle such Claim for the Aggrieved provided, however, that the Indemnitor may not assume the defense of any Claim which demands equitable relief in whole or in part without the express written consent of the Aggrieved.

(f)           The Aggrieved shall retain the right to employ its own counsel and to participate in the defense of any Claim, the defense of which has been assumed by the Indemnitor pursuant to Section 6.3(e) hereof, but the Aggrieved shall bear and shall be solely responsible for its own costs and expenses in connection with such participation; provided, however, that the Aggrieved shall cooperate in all respects in the defense of the Claim, including refraining from taking any position adverse to the Indemnitor, whether or not the Aggrieved shall participate in the defense.

6.4.           Delivery of Property Received by the Company.  From and after the date hereof, Buyer shall have the right and authority to collect, for the account of Buyer, all receivables and other items which shall be transferred or are intended to be transferred to Buyer as part of the Assets as provided in this Agreement, and to endorse with the name of the Company any checks or drafts received on account of any such receivables or other Assets. The Company agrees that it will transfer or deliver to Buyer, promptly after the receipt thereof, any cash or other property which the Company receives after the date hereof in respect of any claims, contracts, licenses, leases, commitments, sales orders, purchase orders, receivables of any character or any other items transferred or intended to be transferred to Buyer as part of the Assets under this Agreement. Receivables in existence on the date hereof shall be owned by the Company and receivables generated on or after the date hereof shall be owned by Buyer.

6.5.           Assignment of Contracts. At the option of Buyer, and notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an assignment of any claim, contract, license, franchise, lease, commitment, sales order, sales contract, supply contract, service agreement, purchase order or purchase commitment if an attempted assignment thereof without the consent of a third party thereto would constitute a breach thereof or in any way adversely affect the rights of Buyer thereunder. If such consent is not obtained, or if any attempt at an assignment thereof would be ineffective or would affect the rights of the Company thereunder so that Buyer would not in fact receive all such rights, the Company shall cooperate with Buyer to the extent necessary to provide for Buyer the benefits under such claim, contract, license, franchise, lease, commitment, sales order, sales contract, supply contract, service agreement, purchase order or purchase commitment, including enforcement for the benefit of Buyer of any and all rights of the Company against a third party thereto arising out of the breach or cancellation by such third party or otherwise.

6.6.           Confidentiality. The Company and Ball shall, and shall cause their respective agents, accountants, legal counsel and other representatives and advisers to, hold in strict confidence all, and not divulge or disclose any, information of any kind concerning the transactions contemplated by this Agreement, the Company, Buyer or their respective businesses; provided, however, that the foregoing obligation of confidence shall not apply to (i) information that is or becomes generally available to the public other than as a result of a disclosure by the Company, Ball or any of their respective agents, accountants, legal counsel or other representatives or advisers, (ii) information that is or becomes available to the Company, Ball or any of their respective agents, accountants, legal counsel or other representatives or advisers after the date hereof on a nonconfidential basis prior to its disclosure by the Company, Ball or any of their respective agents, accountants, legal counsel or other representatives or advisers and (iii) information that is required to be disclosed by the Company, Ball or any of their respective agents, accountants, legal counsel or other representatives or advisers as a result of any applicable law, rule or regulation of any Governmental Authority; and provided further that the Company shall promptly shall notify Buyer of any disclosure pursuant to clause (iii) of this Section 6.6.

ARTICLE VII. - MISCELLANEOUS

7.1.           Interpretive Provisions.

(a)           Whenever used in this Agreement, “to Ball’ knowledge” or “to the knowledge of Ball’ shall mean the actual knowledge of Ball and the knowledge that he would have after due and reasonable inquiry.

(b)           The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision thereof.

7.2.           Entire Agreement. This Agreement (including the Schedules) and the Collateral Documents constitute the sole understanding of the parties with respect to the subject matter hereof.

7.3.           Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that this Agreement may not be assigned by either party hereto without the prior written consent of the other (except that Buyer may without the prior written consent of Ball assign this Agreement to any affiliate of Buyer so long as such assignee shall execute a counterpart of this Agreement agreeing to be bound by the provisions hereof as “Buyer,” and agreeing to be jointly and severally liable with the assignor and any other assignee for all of the obligations of the assignor hereunder), but no such assignment of this Agreement or any of the rights or obligations hereunder shall relieve Buyer of its obligations under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

if to the Buyer:
Global Digital Solutions, Inc.
77 South Flagler Dr Suite 800 South Tower
West Palm Beach, FL 33401
Attention: President

With copies to:
Paul D. Creme, Esq
Sulloway & Hollis, PLLC
9 Capitol Street
Concord, NH 03301

if to the company and
to Ball:
3610 Rosalie Pk Ct.
Spring, TX 77836

With a copies to:
Michael Botlz, Esq
Boltz Law
10077 Grogans Mill Rd. Suite 303
The Woodlands, TX 77380

Each of the above addresses for notice purposes may be changed by providing appropriate notice hereunder. Notice given by personal delivery or registered mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next normal business day after receipt if not received during the recipient’s normal business hours. All Notices by telecopier shall be confirmed by the sender thereof promptly after transmission in writing by registered mail or personal delivery. Anything to the contrary contained herein notwithstanding, Notices to any party hereto shall not be deemed effective with respect to such party until such Notice would, but for this sentence, be effective both as to such party and as to all other persons to whom copies are provided above to be given.

7.4.           Headings. The headings of the Articles, Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

7.5.           Modification and Waiver. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

7.6.           Counterparts. This Agreement may be executed in one or more counterparts, each of whom shall for all purposes are deemed to be an original and all of which shall constitute the same instrument.

7.7.           Expenses. Except as otherwise provided herein, Ball and Buyer shall pay all costs and expenses incurred by them or it or on their or its behalf in connection with this Agreement and the transactions contemplated hereby, including, without limiting the generality of the foregoing, fees and expenses of their respective financial consultants, accountants and counsel.

  7.8.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New Jersey and of the United States of America, for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New Jersey or the United States of America, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

7.9.           Public Announcements. Ball shall not make any public statements, including, without limitation, any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of Buyer.

7.10.       Severability. If any provision of this Agreement is held to be void, illegal or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such void, illegal or unenforceable provision never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected in any way by the void, illegal or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such severed provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such severed provision as may be possible and be valid, legal and enforceable.

ARTICLE VIII. - DEFINITIONS

Capitalized terms used in this Agreement are used as defined in this Section VIII or elsewhere in this Agreement.

8.1.        Collateral Agreements. The term “Collateral Agreements” shall mean any and all agreements, instruments or documents required or expressly provided under this Agreement to be executed and delivered in connection with the transactions contemplated by this Agreement, including any Patent and/or Trademark Assignment Agreements.

8.2.           Contracts. The term “Contracts,” when described as being those of or applicable to any person, shall mean any and all contracts, agreements, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitudes, rights of way, approvals or other instruments or undertakings to which such person is a party or to which or by which such person or the property of such person is subject or bound, excluding any Permits.

8.3.           Damages. The term “Damages” shall mean any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments (including income and other taxes, interest, penalties and attorneys’ and accountants’ fees and disbursements).

8.4.           Governmental Authorities. The term “Governmental Authorities” shall mean any nation or country (including the United States) and any commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including courts, departments, commissions, boards, bureaus, agencies, ministries or other instrumentalities.

8.5.           Legal Requirements. The term “Legal Requirements,” when described as being applicable to any person, shall mean any and all laws (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees or awards of, and any Contracts with, any Governmental Authority, in each case as and to the extent applicable to such person or such person’s business, operations or properties.

8.6.           Permits. The term "Permits" shall mean any and all permits, rights, approvals, licenses, authorizations, legal status, orders or Contracts under any Legal Requirement or otherwise granted by any Governmental Authority.

8.7.        Person. The term “Person” shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any governmental or political subdivision or any agency, department or instrumentality thereof.

8.8.           Used. The term “Used” shall mean, with respect to the Assets, Contracts or Permits of the Company, those owned, leased, licensed or otherwise held by the Company which were acquired for use or held for use by the Company in connection with the Company’s business and operations, whether or not reflected on the Company’s books of account.

IN WITNESS WHEREOF, each of the parties hereto have caused their duly authorized representatives to execute this Agreement on their behalf as of the date just above written.

Global Digital Solutions, Inc.

______________________________________________	By: _________________________________________
Date	Name: William Delgado
Title:

______________________________________________	Gary Ball dba HarmAlarm
Date:	___________________________________

Exhibit A

Employment and Noncompete Agreement
See Attached

Schedule 2.5
Litigation

Schedule 2.6(a)

Material Contracts

See Attached

Schedule 2.7
Intellectual Property

See Attached

Schedule 2.8

Consents

See Attached